Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citius Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Myron Holubiak, Chief Executive Officer of the Company, and Jaime Bartushak, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2020	By:	/s/ Myron Holubiak
	Name:	Myron Holubiak
	Title:	Chief Executive Officer (Principal Executive Officer)

Date: February 13, 2020	By:	/s/ Jaime Bartushak
	Name:	Jaime Bartushak
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)